Exhibit 99.1
Investor Presentation 3RD QUARTER 2009

Cautionary Note Regarding Forward-looking Statements This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include “will,” “may” andthe words “expect,” a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; s; 4) cyclicality of demand 3) and pricingadequacy in the insurance and reinsurance markets; 5) Validus’ s strategy during “soft” limited operating markets; 7) adequacy of Validus’ loss reserves; 8) nnel; 10) competition; 11) potential losscontinued availability of business from one or more major insurance or reinsurance timely basis, complex infrastructure,brokers; distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 14) the integration of Talbot, IPC and other businesses Validus may acquire or new business ventures Validus may start; 15) the investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; 17) availability of reinsurance and retrocessional coverage; and 18) failure to realize the anticipated benefits of the amalgamation, including as a result of failure or delay in integrating the businesses of Validus and IPC, as well as. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 2

Note on Non-GAAP Financial Measures In presenting the Company’s results herein, management diluted book has value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company’sto net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). A reconciliation of the non GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 3

Selected Market Information Exchange / Ticker: NYSE / “VR” Share Price (Sept. 30, 2009): $25.80 Primary Shares Outstanding: 131,107,196 Primary Market Capitalization: $3.38 billion Annual Dividend/Yield: $0.80 per share (3.1%) Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Bank of America Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, J.P. Morgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Michael Paisan, Stifel Nicolaus Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 4

Validus Overview Focus on short-tail (re)insurance Business mix balanced between insurance and reinsurance Leadership position in property catastrophe reinsurance Flexible and efficient operating platform Excellent financial results year to date Transparent risk disclosure Significantly expanded float and market capitalization Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 5

Validus is Diversified in Short-tail Specialty Classes Last Twelve Months Pro Forma GPW through September 30, 2009 of $2.0 billion Balanced by Class: 53% Property, 22% Marine, 25% Specialty Talbot GPW Validus Re Pro Forma GPW Last Twelve Months: $843.0 million Last Twelve Months: $1.216 billion Bloodstock, Contingency 2% 2% Specialty, 10% Property, War, 16% 21% Marine, Financial 13% Institutions, 5% Property Onshore Other Accident Energy, 9% Cat XOL, Property, & Health, 65% 12% 2% Aviation & Marine, Other, 7% 36% NOTE: $2.0 billion consolidated GPW reflects $63.6mm intersegment eliminations, Validus Re GPW and Talbot GPW do not. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 6

Balanced Between Insurance & Reinsurance 100% 10 10 90% 23 28 33 35 80% 44 47 54 70% 59 63 70 60% 84 92 50% 100 100 100 90 90 40% 77 72 67 65 30% 56 53 46 20% 41 37 30 10% 16 8 0% TRH PRE PTP FSR MRH RE RNR VR ORH AHL MXGL AXS ACGL ENH AWH LRE AGII Reinsurance (%) Insurance (%) Based on 2008 GPW except ACGL which is NPW. VR is pro forma for IPCR. Source: SEC filings and other public disclosures. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 7

Focused on Short-Tail Specialty Classes 100% 5 7 7 90% 33 36 80% 38 41 42 50 52 70% 63 63 70 74 77 60% 50% 100 100 95 93 93 40% 67 64 30% 62 59 58 50 48 20% 37 37 30 26 23 10% 0% LRE FSR VR RNR MRH ENH PRE AXS RE AHL PTP ORH MXGL ACGL TRH AGII AWH Short Tail (%) Long Tail (%) Based on 2008 GPW except ACGL which is NPW. VR is pro forma for IPCR. Source: SEC filings and other public disclosures. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 8

Property Cat Reinsurance is Important but not Dominant 100% 7 5 7 90% 33 38 36 80% 41 41 42 36 37 50 52 70% 63 63 56 70 72 74 60% 84 50% 40% 38 53 27 49 54 45 31 30% 59 57 56 18 29 29 20% 39 18 23 10% 23 20 17 16 14 13 13 12 10 8 8 8 5 0% FSR RNR MRH VR PTP RE ORH LRE ENH AXS AHL TRH PRE ACGL MXGL AGII AWH Property Cat Reinsurance, (% of total) Other Short Tail (% of total) Long Tail (% of total) Based on 2008 GPW except ACGL which is NPW. VR is pro forma for IPCR. Source: SEC filings and other public disclosures. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 9

Validus Shareholders’ Equity vs Peer Comparison Q3 2009 (Common) Shareholders’ 9.0 8.2 8.0 7.0 6.1 6.0 4.9 4.9 5.0 4.1 4.0 4.0 4.0 3.1 3.1 2.9 3.0 2.5 2.2 2.0 1.7 1.6 1.5 1.1 1.0 0.0 XL RE PRE AXS ACGL TRH VR AWH RNR AHL ENH PTP MRH AGII MXGL FSR Source: SNL Financial and company reports Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 10

Strategic Rationale for the IPC Transaction Stronger relationships with major reinsurance intermediaries Following recent acquisitions, top two brokers hold 70% market share[1] Increased opportunities for Validus as a lead and quoting market Opportunity for differentiated catastrophe lines Highly public asset quality issues leading buyers to rethink counterparty risk Validus -to” market capitalizing becomes “go Opportunity to expand into longer-tail lines if/when market conditions warrant Source: 1/ A.M. Best Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 11

Talbot 2008 Market Share by Yacht 11% Aviation XOL 11% War 9% Terrorism 9% Bankers Bond & Crime 9% Political Risk 8% Livestock & Bloodstock 7% Property Direct & Fac 6% Marine Hull 6% Contingency 6% A&H/Personal Accident 5% Marine Liability 4% Energy Offshore 4% Space 3% Fine Art & Specie 3% Engineering 3% Cargo 3% Nuclear 2% Marine XOL 2% Financial Guarantee 2% Property Per Risk 1% Property Cat 1% Professional Indemnity 1% Energy Onshore 1% D&O 1% Airline/GA Liability 1% 0% 2% 4% 6% 8% 10% 12% Note: Market share expressed as a % of gross premium for 2008. Source: Lloyd’s Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 12

Ability to Scale Platform Flexible & Efficient Operating Platform Validus Holdings Singapore representative office Miami office targeting Latin America Validus Re Talbot Holdings Onshore Energy Aviation Validus Reaseguros Talbot (Miami) Underwriting Onshore Energy (International) Und. Risk Services MGA Singapore Rep. Office Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational chart see the company’s most -K recent Annual Report on Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 13

Validus Reported Excellent Third Quarter 2009 Results Quarterly Highlights 23.0% growth in gross premiums written Net income of 65.3% ROAE and $499.2 million and 19.0% operating ROAE (-0.3% at Validus Re and diluted EPS of $5.21 44.5% at Talbot) 66.7% combined ratio Net operating income of Diluted book value $145.6 million and per share of $28.61 (49.2% at Validus Re and diluted operating EPS 83.5% at Talbot) (10.5% growth including dividend of $1.52 in Q309) Reconciliations of VR diluted book value per share, operating income and operating ROAE, non-GAAP financial measures, to book value per share, net income and ROAE are presented in the appendix. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 14

Validus Holdings, Ltd. Quarterly Overview Gross premiums written increased (US Dollars in thousands, except share and per share information) by 23.0% to $331.0 million Actual Pro Forma September 30, September 30, 0.3% decrease in Validus Re segment 2009 2009 44.5% increase in Talbot segment Gross premiums w ritten $ 331,028 $ 356,471 Net premiums w ritten 263,341 288,605 Net underwriting income of $124.4 million Net premiums earned 374,717 442,062 10.4% growth in net premiums earned Underw riting income (loss) 124,431 177,155 Combined ratio improved by 55.6 Net investment income 29,532 39,451 percentage points Net operating income 145,606 208,192 Net investment income increased Net income 499,178 335,255 sequentially 9.5% to $29.5 million Diluted net income per share $ 5.21 $ 2.49 Diluted operating earnings per share $ 1.52 $ 1.55 Increase in invested assets muted by lower portfolio yield Net operating income of $145.6 million Selected Ratios Diluted net operating EPS of $1.52 Losses and loss expenses 35.8% 30.8% Policy acquisition costs 17.1% 16.1% General and administrative expenses 13.8% 13.0% Expense ratio 30.9% 29.1% Combined ratio 66.7% 59.9% Note (1): No current quarter notable loss events. Q308 impacted by Hurricanes Ike and Gustav Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 15

Validus Third Quarter 2009 Results in Relation to Peer Group Peer Comparison Q3 2009 Operating ROAE 30.0% 25.0% 27.2% 20.0% 22.2% 22.1% 21.9% 19.0% 19.0% 15.0% 16.8% 16.3% 15.7% 15.1% 14.8% 14.8% 14.7% 14.4% 10.0% 11.8% 5.0% 6.7% 0.0% RNR AWH PRE ENH VR PTP FSR AHL TRH ACGL MXGL MRH XL RE AXS AGII Source: SNL Financial and company reports. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 16

Investment Portfolio at September 30, 2009 Total cash and invested assets of $5.71 U.S. Govt. and Agency 20.7% billion U.S. corporate 20.5% Conservative investment strategy Short term and cash 17.3% Emphasize the preservation of invested assets Non-U.S. corporate 14.5% Provide sufficient liquidity for the prompt Agency RMBS 11.3% payment of claims Non-U.S. Govt. and Agency 8.1% Minimal exposure to equity and alternative asset classes Non-Agency RMBS 2.9% Comprehensive portfolio disclosure Other (Note 1) 2.3% Average portfolio rating of AA+ CMBS 0.9% Minimum average credit quality of AA- ABS 0.9% Cat bonds 0.4% Short duration (2.2 years as of September 30, 2009) State and local 0.2% Investment yield: 2.86% (2) 0% 5% 10% 15% 20% 25% Note (1): Other Assets includes fund of hedge funds and equity mutual funds . Note (2) Pro forma as if IPC consolidated from June 30, 2009. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 17

Loss Reserves at September 30, 2009 Validus Gross Reserve Mix Observations as of September 30, 2009 Gross reserves for losses and loss expenses of $1.62 billion IBNR represents 46.0% of reserves Talbot has a history of favorable reserve development: IBNR Case $134.5 million since acquisition Reserves Reserves 46% 54% $29.2 million year to date Favorable reserve development in the quarter of $32.0 million: Talbot favorable development of $12.7 million Validus favorable development of $19.3 million Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 18

Growth in Diluted Book Value Per Share Growth in Diluted Book Value Per Share Plus Accumulated Dividends 16.5% Compounded Annual Growth in Diluted BVPS Through September 30, 2009 $32.00 $30.01 $30.00 $28.00 $26.00 $24.58 $24.00 $24.00 $22.00 $19.73 $20.00 $16.93 $18.00 $16.00 2005 2006 2007 2008 2009YTD Diluted BV/Sh Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 19

Growth in Diluted Book Value Per Share Since Validus IPO 25.0% 21.9% 20.0% 19.0% 18.5% 18.2% 18.0% 17.5% 16.6% 15.0% 13.6% 13.5% 13.1% 12.7% 12.1% 11.4% 10.2% 10.0% 5.0% 4.9% 5.0% 3.8% 0.0% AWH PRE ACGL AHL ENH VR PTP TRH AGII RNR ACE AXS MRH RE MXGL GLRE FSR Note (1): Diluted book value per share calculation includes impact of quarterly dividends Chart excludes XL Capital (28.1)% Source: SNL Financial and company reports Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 20

Increased Float and Liquidity Market capitalization as of September 30, 2009 of $3.38 billion Market value of float as of September 30, 2009 of $2.27 Billion As of June 30, 2009, 33.2 million shares in free float Shares issued in IPC transaction of 55.0 million As of September 30, 2009, 88.2 million shares in free float Free float now equal to 67% of market capitalization Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 21

Transparent Risk Disclosure – October 1, 2009 Portfolio

Probable Maximum Losses by Zone and Peril

		Consolidated (Validus Re and Talbot) Estimated Net Loss				
						Validus Re Net
		20 year	50 year	100 year	250 year	Maximum Zonal
Zones	Perils	return period	return period	return period	return period	Aggregate
United States	Hurricane	$ 417,944	$ 725,426	$ 955,921	$ 1,213,960	$ 2,374,536
California	Earthquake	186,830	359,631	535,372	823,750	2,275,889
Europe	Windstorm	251,176	504,071	727,756	966,766	1,887,157
Japan	Earthquake	49,957	132,649	168,216	239,627	798,631
Japan	Typhoon	102,736	219,043	306,368	400,148	890,698

1:100 year PML equal to 22.4% of quarter end capital, 24.1% of shareholders' equity

Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

VALIDUS GROUP INVESTOR PRESENTATION 3RD QUARTER 2009 22

Realistic Disaster Scenarios – July 1, 2009 Portfolio

Consolidated (Validus Re and Talbot) Realistic Disaster Scenarios (RDS)
Estimates as of July 1, 2009, in millions of U.S. Dollars

Type	Catastrophe Scenarios	Description	Estimated Consolidated (Validus Re and Talbot) Net Loss	% of latest 12 Months Consolidated Pro Forma Net Premiums Earned
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-ton conventional bomb blast	$ 92.1	5.4%
Terrorism	Exchange Place	Lower Manhattan suffers a 2-ton conventional bomb blast	67.4	4.0%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in Prince William Sound	154.4	9.1%
Marine	Major cruise vessel incident	U.S.-owned cruise vessel sunk or severely damaged	87.9	5.2%
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	143.0	8.4%
Aviation	Aviation collision	Collision of two aircraft over a major city	94.4	5.6%
Satellite	Proton flare	Large single or sequence of proton flares results in loss to all satellites in synch	21.7	1.3%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	60.3	3.5%
Liability	Professional lines	Failure or collapse of a major corporation	19.0	1.1%
Liability	Professional lines	UK pensions mis-selling	9.7	0.6%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional	74.8	4.4%
Political Risks	South America	Severe economic crisis in Brazil due to political upheaval; regional contagion	42.2	2.5%
Political Risks	Middle East	U.S. and Iran escalate into military confrontation; regional contagion	41.5	2.4%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	42.3	2.5%

The company has presented The Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyds syndicates including the Company's Talbot syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios and therefore the estimated exposures will be updated as of July 1, 2009 and included in the June 30 supplement. Lloyd's makes its updated realistic disaster scenarios (RDS) guidance available to the market annually. The RDS scenarios specification document 2009 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/lloyds_market/tools_and_reference/exposure_management/realistic_disaster_scenarios/

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables, and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possible materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

VALIDUS GROUP
INVESTOR PRESENTATION 3RD QUARTER 2009 23

Investor Presentation 3RD QUARTER 2009 APPENDIX

Validus Holdings, Ltd. Quarterly Overview (US Dollars in thousands, except share and per share information) Gross premiums written increased September 30, September 30, by 23.0% to $331.0 million 2009 2008 0.3% decrease in Validus Re segment Gross premiums w ritten $ 331,028 $ 269,236 Net premiums w ritten 263,341 234,097 44.5% increase in Talbot segment Net premiums earned 374,717 339,326 Underwriting income of $124.4 million Underw riting income (loss) 124,431 (75,695) Net investment income 29,532 36,379 10.4% growth in net premiums earned Net operating income 145,606 (53,051) Combined ratio improved by 55.6 Net income 499,178 (126,300) percentage points Diluted net income per share $ 5.21 $ (1.71) Net investment income increased Diluted operating earnings per share $ 1.52 $ (0.73) sequentially 9.5% to $29.5 million Increase in invested assets muted by lower Annualized operating return on average equity 19.0% -10.7% portfolio yield Selected Ratios Losses and loss expenses 35.8% 93.9% Net operating income of $145.6 million Policy acquisition costs 17.1% 17.8% General and administrative expenses 13.8% 10.6% Diluted net operating EPS of $1.52 Expense ratio 30.9% 28.4% Combined ratio 66.7% 122.3% Impact of identified loss events (Note 1) 0.0% 60.5% Impact of prior period development Note (1): No current quarter notable loss events. Q308 (favorable)/unfavorable -8.6% -7.7% impacted by Hurricanes Ike and Gustav Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 25

Validus Re Quarterly Segment Results Gross premiums written decreased by 0.3% (US Dollars in thousands, except share and per share information) September 30, September 30, to $124.7 million 2009 2008 Underw riting revenues $ 15.2 million of Ike/Gustav related property Gross premiums w ritten $ 124,704 $ 125,029 reinstatement premiums in Q3 2008 Reinsurance premiums ceded (38,435) (36,286) Net premiums w ritten 86,269 88,743 Net premiums earned increased by 10.1% Change in unearned premiums 113,499 92,653 Net premiums earned 199,768 181,396 to $199.8 million Underw riting deductions $ 31.8 million contribution from IPC Re, offset Losses and loss expenses 45,987 217,081 by non-recurrence of event driven Policy acquisition costs 32,648 26,520 reinstatement premiums General and administrative expenses 17,987 7,972 Share compensation expense 1,766 1,809 Underwriting income increased to $101.4 Subtotal underw riting deductions 98,388 253,382 million Underw riting income (loss) 101,380 (71,986) Absence of notable loss events in the quarter Selected Ratios Losses and loss expenses 23.0% 119.7% Policy acquisition costs 16.3% 14.6% General and administrative expenses 9.9% 5.4% Expense ratio 26.2% 20.0% Combined ratio 49.2% 139.7% Impact of identified loss events (Note 1) 0.0% 95.2% Impact of prior period development Note (1): No current quarter notable loss events. Q308 (favorable)/unfavorable -9.6% -1.9% impacted by Hurricanes Ike and Gustav Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 26

Talbot Quarterly Segment Results (US Dollars in thousands, except share and per share information) Gross premiums written increased by September 30, September 30, 2009 2008 44.5% Underw riting revenues $ 70.0 million increase due to premium Gross premiums w ritten $ 227,325 $ 157,307 production from onshore energy , aviation, Reinsurance premiums ceded (50,253) (11,953) Net premiums w ritten 177,072 145,354 and Miami business units Change in unearned premiums (2,123) 12,576 Net premiums earned 174,949 157,930 Net premiums written increased by 21.8% Underw riting deductions Significant reinsurance in force for onshore Losses and loss expenses 88,165 101,383 energy and Miami business units Policy acquisition costs 33,106 34,026 General and administrative expenses 23,424 17,851 Underwriting income increased to $28.9 Share compensation expense 1,371 1,164 Subtotal underw riting deductions 146,066 154,424 million from $3.5 million Underw riting income (loss) 28,883 3,506 Absence of notable loss events in the quarter Selected Ratios Losses and loss expenses 50.4% 64.2% Policy acquisition costs 18.9% 21.5% General and administrative expenses 14.2% 12.0% Expense ratio 33.1% 33.5% Combined ratio 83.5% 97.7% Impact of identified loss events (Note 1) 0.0% 20.6% Impact of prior period development Note (1): No current quarter notable loss events. Q308 (favorable)/unfavorable -7.3% -14.3% impacted by Hurricanes Ike and Gustav Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 27

Net Operating Income Reconciliation (US Dollars in thousands, except share and per share information) Three months ended Nine months ended September September September September 30, 30, 30, 30, 2009 2008 2009 2008 Net income (loss) $ 499,178 $ (126,300) $ 731,647 $ 16,096 Adjustments for: Gain on bargain purchase (302,950) — (287,099) -Realized gain on repurchase of debentures — - — (8,752) Net realized (gains) losses on investments (5,429) 13,667 20,642 8,348 Net unrealized (gains) losses on investments (50,437) 14,649 (109,839) 72,608 Foreign exchange losses 5,244 44,933 1,012 35,843 Net operating income (loss) 145,606 (53,051) 356,363 124,143 less: Dividends and distributions dividend declared on outstanding warrants (1,591) (1,739) (4,917) (5,217) Net operating income (loss), adjusted $ 144,015 $ (54,790) $ 351,446 $ 118,926 Net income (loss) per share- diluted $ 5.21 $ (1.71) $ 8.65 $ 0.14 Adjustments for: Gain on bargain purchase (3.16) — (3.39) -Realized gain on repurchase of debentures — - — (0.11) Net realized (gains) losses on investments (0.06) 0.18 0.24 0.11 Net unrealized (gains) losses on investments (0.53) 0.20 (1.30) 0.93 Foreign exchange losses 0.06 0.60 0.01 0.46 Net operating income (loss) per share- diluted $ 1.52 $ (0.73) $ 4.21 $ 1.53 Weighted average number of common shares and common share equivalents- diluted 95,834,809 74,864,724 84,626,505 77,922,718 Average shareholders’ equity 3,059,081 1,986,696 2,519,970 1,974,713 Annualized operating return on average equity 19.0% -10.7% 18.9% 8.4% Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 28

Diluted Book Value Per Share Reconciliation (Expressed in thousands of U.S. Dollars, except share and per share information) At September 30, 2009 Equity amount Shares Exercise price Book value per share Book value per common share, reported Book value per common share Total shareholders’ equity $ 3,966,192 131,107,196 $ 30.25 Diluted book value per common share Total shareholders’ equity $ 3,966,192 131,107,196 Assumed exercise of outstanding warrants (b) 139,576 7,952,138 $ 17.55 Assumed exercise of outstanding options (b) 68,368 3,430,816 $ 19.93 Unvested restricted shares — 3,383,298 Diluted book value per common share $ 4,174,136 145,873,448 $ 28.61 Notes: (b) Using the “as-if-converted” method, assuming all proceeds received upon exercise of warrants and stock options will be retained by the Company and the resulting common shares from exercise remain outstanding. Enter source, notes or legal copy here. INVESTOR PRESENTATION 3RD QUARTER 2009 29